                     UNCONDITIONAL AND CONTINUING GUARANTY

         For valuable consideration, the undersigned, FABIAN DIAZ ("The Guarantor"), unconditionally guarantees to MEDLEY CREDIT ACCEPTANCE CORPORATION, a Delaware corporation, its successors, endorsees and/or assigns, ("The Secured Party), the due performance, and full and prompt payment whether at maturity, by acceleration, or otherwise, of the obligations and indebtedness of METRO DADE COMMUNITY MENTAL HEALTH CENTER, INC., a Florida corporation, ("The Borrower"), to Secured Party, as evidenced by that certain Promissory Note of even date herewith, from The Borrower, in favor of Secured Party, in the amount of $110,000.00.

         The obligations hereunder are independent of the obligations of The Borrower, and a separate action or actions may be brought and prosecuted against Guarantor, whether or not action is brought against Borrower. This is a guaranty of payment and performance, and not collection.

         Guarantor authorizes Secured Party and the Borrower to jointly, without notice or demand, and without affecting the liability hereunder, from time to time, and on any number of occasions, to (a) renew, amend, compromise, extend, reinstate, or otherwise change the time for payment of the indebtedness or any part thereof; (b) take and hold security for the payment of this Continuing Guaranty or the indebtedness, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Secured Party in its discretion may elect from time to time; and (d) release or substitute any one or more of the endorsers. Guarantor acknowledges and agrees that no act or omission of any kind by Secured Party, including but not limited to, the failure to take or perfect a security interest in any security for the indebtedness shall affect or impair this Continuing Guaranty, and the Secured Party shall have no duties with respect thereof to Guarantor. Secured Party may without notice assign this Continuing Guaranty in whole or in part at any time.

         Guarantor waived any right to require Secured Party to (a) proceed against Borrower: or (c) pursue any other remedy whatsoever available to Secured Party. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of Borrower's liability or by reason of Secured Party releasing any security held from Borrower. Until all of Borrower's indebtedness to Secured Party shall have been paid in full, Guarantor shall have no right or subrogation, and Guarantor waives any right to enforce any remedy that Secured Party now has or may hereafter have against Borrower, and shall waive any benefit of, and any right to participate in, any security now or hereafter held by Secured Party. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptance of this Continuing Guaranty and of the existence, creation, or incurrence of new or additional indebtedness and all other defenses to any action or proceeding to enforce this Continuing Guaranty, except the single defense that the sum claimed has actually been paid to Secured Party. No delay on the part of Secured Party in the exercise of any right, power or privilege under the terms of any documentation between Secured Party and Borrower or under this Continuing

Guaranty shall operate as a waiver of any such privilege, power or right. However, this shall not operate to prevent the Guarantor from raising any and all defenses that could be raised by the Borrower.

         Guarantor agrees to pay all reasonable attorneys' fees and all other costs and expenses that may be incurred or expended by Secured Party in the enforcement of Borrower's obligations and of this Continuing Guaranty, whether suit be brought or not, and if suit is brought, then for all services in trial and appellate courts.

         Upon default of Borrower in any of its obligations or liabilities to Secured party, and said default is not cured within ten (10) day from the date of default of a monetary obligation, and ten (10) days from written notice of default if a non-monetary default, or if Borrower or the Guarantor shall become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy or for corporate reorganization or for an arrangement be filed by or against Borrower or the Guarantor, or if there is the appointment of a receiver for Borrower or for the Guarantor or their property, or if a judgment is obtained or warrant of attachment issued against Borrower or the Guarantor, all of the indebtedness, shall, without notice or demand, at the option of Secured Party, become immediately due and payable and shall be paid forthwith by Guarantor.

         Guarantor hereby submits to the jurisdiction of the state and federal courts in the State of Florida for purposes of any action arising from or growing out of this Continuing Guaranty, and further agrees that the venue of any action may be laid in Dade County. Nothing contained in this Continuing Guaranty, however, shall be deemed to constitute, or to imply the existence of, any agreement by Secured party to bring any action only in said courts or to restrict in any way any of the Secured Party's remedies or rights to enforce the terms of this Continuing Guaranty as, when and where Secured Party shall deem appropriate, in its sole discretion.

         Notwithstanding any provision herein or in any instrument now or hereafter evidencing said indebtedness, the total liability for payments in the nature of interest under this Continuing Guaranty shall not exceed the limits imposed from time to time by applicable usury laws. This Continuing Guaranty shall for all purposes, be governed by and construed in accordance with the laws of the State of Florida.

         Guarantor acknowledges that Secured Party has been induced by this Continuing Guaranty to consummate the loan transaction with Borrower creating the indebtedness, and that Secured Party would not have extended said credit without this Continuing Guaranty, and this Continuing Guaranty shall, without further reference or assignment, pass to, and may be relied upon the enforced by, any successor or assignee of Secured Party.

         This Continuing Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

         IN WITNESS WHEREOF, the Guarantor has executed this Continuing Guaranty this 30th day of January, 1998.

Signed, sealed and delivered
in the presence of:



                                 /s/ Fabian Diaz
------------------------         ------------------------


------------------------


STATE OF FLORIDA           )
                           ) ss
COUNTY OF DADE             )

         BEFORE ME, the undersigned authority, duly authorized to administer oaths and take acknowledgments, personally appeared FABIAN DIAZ, and she acknowledged that he executed the foregoing instrument for the purposes herein, described this 309th day of January, 1998, upon producing a driver's license for identification.



                                                -------------------------------
                                                Notary Public, State of Florida



My Commission Expires:


                                     - 3 -